UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 22, 2004

1st Independence Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26570	61-1284899
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 South Chiles Street Harrodsburg, Kentucky	40330-1620
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(859) 734-5452

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On October 22, 2004, the Registrant signed a definitive agreement to sell its majority interest in Citizens Financial Bank, Inc. to Porter Bancorp, Inc. (the “Stock Purchase Agreement”). Concurrently, with the signing of the Stock Purchase Agreement, 1st Independence Bank, Inc., the Registrant’s wholly owned subsidiary, entered into a real estate contract with Porter Bancorp’s affiliate, Ascencia Bank, Inc. The description of the terms of the agreements and the press release are attached hereto as exhibits to this Form 8K and are incorporated herein by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

The following exhibits are being filed herewith:

2.1	Stock Purchase Agreement, dated as of October 22, 2004, between Porter Bancorp, Inc. and the Registrant.

2.2	Contract of Sale, dated as of October 22, 2004, between Ascencia Bank, Inc. and 1st Independence Bank, Inc.

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st INDEPENDENCE FINANCIAL GROUP, INC.

Date: October 22, 2004
	By:	/s/ Arthur L. Freeman
Arthur L. Freeman
Chairman and Chief Executive Officer